MAA	November 6, 2013	Supplemental Data S-1

MULTIFAMILY COMMUNITIES AND UNITS
Dollars in thousands

MULTIFAMILY COMMUNITIES

	Number of Units					Number of Communities
	2013			2012		2013			2012
	Sept 30 (1)	Jun 30	Mar 31	Dec 31	Sept 30	Sept 30 (2)	Jun 30	Mar 31	Dec 31	Sept 30
Same store communities	41,682	41,682	41,682	40,609	40,609	138	138	138	136	136
Stabilized non-same store communities	4,549	4,969	5,697	6,460	6,700	15	18	21	22	23
Development communities	564	564	774	774	1,220	2	2	2	2	3
Lease-up communities	782	1,210	740	740	-	2	3	2	2	-
Wholly-owned communities	47,577	48,425	48,893	48,583	48,529	157	161	163	162	162
Joint venture communities	1,156	1,156	1,472	1,782	1,782	4	4	5	6	6
Total Multifamily communities	48,733	49,581	50,365	50,365	50,311	161	165	168	168	168

	(1) The Number of Units for Development Communities includes 390 units which have not yet been delivered and are unavailable for occupancy.					(2) The Number of Communities for Development Communities excludes one development which is a phase II to an existing community.

DEVELOPMENT PIPELINE

1.1% of Multifamily Gross Assets

		Units as of September 30, 2013
		Total to	Available			Estimated Cost		Cost	Construction		Initial	Expected
	MSA	be Built	to Occupy	Occupied	Leased	Total	per Unit	to Date	Start	Finish	Occupancy	Stabilized
River's Walk	Charleston	270	174	169	225	$33,500	$124	$29,700	1Q12	4Q13	2Q13	2Q14
220 Riverside	Jacksonville	294	-	-	-	$40,500	$138	$13,400	4Q12	4Q14	3Q14	4Q15
Total		564	174	169	225	$74,000	$131	$43,100

LEASE-UP COMMUNITIES
2.7% of Multifamily Gross Assets		As of Sept 30, 2013
		Total	Percent	Estimated Cost		Cost	Construction	Expected
	MSA	Units	Occupied	Total	per Unit	to Date	Finished	Stabilized
Ridge at Chenal Valley	Little Rock	312	96%	$29,200	$94	$29,100	3Q12	4Q13
1225 South Church Phase II	Charlotte	210	99%	$27,500	$131	$27,100	2Q13	4Q13
Station Square at Cosner's Corner	Fredericksburg	260	91%	N/A	N/A	N/A	N/A	4Q13
Total		782	95%	$56,700	$109	$56,200

DEVELOPMENT AND LEASE-UP OPERATING DATA

	2013			2012
	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
Revenue from development communities	$609	$99	$48	$2	$1,649
Revenue from lease-up communities	2,575	3,406	2,422	2,139	-
Total development and lease-up revenues	3,184	3,505	2,470	2,141	1,649

Operating expenses from development communities	242	111	85	7	593
Operating expenses from lease-up communities	859	1,109	828	618	-
Total development and lease-up operating expenses	1,101	1,220	913	625	593

Total development and lease-up NOI	$2,083	$2,285	$1,557	$1,516	$1,056
Number of communities represented (3)	4	5	4	4	3

(3) The Number of Communities Represented excludes one development community which is a phase II to an existing community; however, values for the phase are included in the table.

MAA	November 6, 2013	Supplemental Data S-2

MULTIFAMILY COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

							Average
							Effective
			As of September 30, 2013				Rent for the
					Percent to		Three Months
			Completed	Gross	Total of Gross	Physical	Ended
			Units	Real Assets	Real Assets	Occupancy	Sept 30, 2013

Dallas, TX			4,810	$362,468	9.4%	96.4%	$929.86
Atlanta, GA			2,998	$304,040	7.9%	96.1%	$973.25
Nashville, TN			3,207	$286,498	7.4%	96.8%	$1,009.03
Jacksonville, FL			3,202	$241,295	6.3%	96.3%	$890.85
Houston, TX			2,909	$221,920	5.8%	96.3%	$938.41
Austin, TX			2,255	$176,668	4.6%	96.7%	$969.89
Raleigh/Durham, NC			1,549	$160,741	4.2%	95.4%	$962.66
Tampa, FL			1,786	$131,379	3.4%	96.1%	$956.57
Phoenix, AZ			1,024	$116,028	3.0%	94.0%	$785.53
Orlando, FL			682	$65,841	1.7%	95.9%	$946.62
South Florida			480	$56,292	1.5%	96.5%	$1,406.92
Charlotte, NC			196	$27,342	0.7%	94.4%	$1,219.12
Large Markets			25,098	$2,150,512	55.9%	96.2%	$954.64

Memphis, TN			3,305	$196,456	5.1%	96.9%	$767.66
San Antonio, TX			1,176	$112,703	2.9%	97.1%	$991.29
Greenville, SC			1,748	$92,911	2.4%	96.6%	$697.67
Columbus, GA			1,509	$86,922	2.3%	96.3%	$752.93
Little Rock, AR			1,056	$80,143	2.1%	97.6%	$813.52
Savannah, GA			782	$72,907	1.9%	94.4%	$943.35
Jackson, MS			1,241	$68,141	1.8%	97.2%	$812.05
Lexington, KY			924	$65,815	1.7%	96.1%	$805.90
Norfolk, Hampton, VA Beach, VA			536	$55,767	1.4%	98.3%	$1,071.70
Kansas City, MO			323	$52,248	1.4%	93.5%	$1,245.31
Tallahassee, FL			604	$46,578	1.2%	95.2%	$924.79
Birmingham, AL			440	$44,443	1.2%	96.6%	$1,023.36
Charleston, SC			488	$44,393	1.2%	95.5%	$1,011.75
Chattanooga, TN			943	$44,002	1.0%	95.7%	$743.84
Richmond, VA			300	$42,189	1.0%	95.7%	$1,255.74
Macon, GA			694	$42,421	1.1%	93.1%	$736.79
All Other Secondary Markets by State (individual markets <$40MM gross real assets)
Florida			1,874	$126,799	3.3%	96.9%	$822.80
Georgia			1,257	$75,090	2.0%	96.2%	$725.78
Alabama			752	$48,775	1.3%	97.2%	$742.41
Virginia			232	$39,285	0.9%	96.6%	$1,315.72
Tennessee			665	$38,190	1.0%	95.5%	$700.47
South Carolina			576	$34,507	0.9%	97.4%	$748.16
Kentucky			624	$34,072	0.9%	95.2%	$783.96
North Carolina			240	$9,680	0.3%	97.1%	$598.68
Secondary Markets			22,289	$1,554,437	40.3%	96.4%	$822.10

Subtotal			47,387	$3,704,949	96.2%	96.3%	$892.30
		Total
		Units
Charleston, SC	Secondary	270	174	$29,665	0.8%	76.6%	$1,233.68
Little Rock, AR	Secondary	312	312	$29,217	0.8%	96.5%	$1,033.57
Charlotte, NC	Large	210	210	$27,081	0.7%	98.6%	$938.19
Jacksonville, FL	Large	294	-	$12,284	0.3%	N/A	N/A
Fredericksburg, VA	Secondary	260	260	$44,318	1.2%	90.8%	$1,289.25
Lease-up and Development		1,346	956	$142,565	3.8%	91.8%	$1,118.58

Total Multifamily Communities		48,733	48,343	$3,847,514	100.0%	96.2%	$896.78

MAA	November 6, 2013	Supplemental Data S-3

SAME STORE SUMMARY

Dollars in thousands

	Comparison to Prior Year
			Percent			Percent
	3Q13	3Q12	Change	YTD 2013	YTD 2012	Change
Revenues	$117,167	$112,611	4.0%	$346,896	$332,315	4.4%
Expense	48,659	47,095	3.3%	140,642	137,531	2.3%
NOI	$68,508	$65,516	4.6%	$206,254	$194,784	5.9%

	Comparison to Prior Quarter
			Percent
	3Q13	2Q13	Change
Revenues	$117,167	$115,684	1.3%
Expense	48,659	46,742	4.1%
NOI	$68,508	$68,942	-0.6%

	Percent Change From				Percent Change From
	Prior Year				Prior Quarter
	1Q13	2Q13	3Q13	YTD13	1Q13	2Q13	3Q13
Revenues	4.7%	4.4%	4.0%	4.4%	0.7%	1.4%	1.3%
Expense	0.6%	2.9%	3.3%	2.3%	0.1%	3.3%	4.1%
NOI	7.7%	5.5%	4.6%	5.9%	1.1%	0.2%	-0.6%

NOI BRIDGE

Dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/13	6/30/13	9/30/12	9/30/13	9/30/12

NOI
Large market same store	$38,159	$37,793	$35,700	$113,707	$105,675
Secondary market same store	30,349	31,149	29,816	92,547	89,109
Total same store	68,508	68,942	65,516	206,254	194,784
Non-same store	12,470	12,722	9,015	36,798	22,657
Total NOI	80,978	81,664	74,531	243,052	217,441
Held for sale NOI included above	(837)	(2,241)	(2,839)	(5,655)	(11,198)
Management fee income	146	142	209	465	687
Depreciation and amortization	(33,000)	(32,456)	(30,979)	(97,883)	(89,701)
Acquisition expense	-	(489)	(1,343)	(499)	(1,574)
Property management expenses	(5,193)	(5,446)	(5,460)	(15,970)	(16,484)
General and administrative expenses	(3,976)	(3,389)	(3,527)	(10,604)	(10,436)
Merger related expenses	(5,561)	(5,737)	-	(11,298)	-
Integration related expenses	(35)	-	-	(35)	-
Interest and other non-property income	16	23	89	86	343
Interest expense	(14,941)	(15,208)	(14,530)	(45,715)	(42,428)
(Loss) gain on debt extinguishment	(218)	-	-	(387)	5
Amortization of deferred financing costs	(820)	(803)	(971)	(2,427)	(2,611)
Net casualty gain (loss) and other settlement proceeds	-	439	(22)	455	(24)
Gain on sale of non-depreciable
or non-real estate assets	-	-	48	-	45
Gain (loss) from real estate joint ventures	60	47	(72)	161	(170)
Discontinued operations	29,437	44,482	16,944	75,343	42,723
Net income attributable to noncontrolling interests	(1,772)	(1,939)	(1,212)	(4,536)	(3,702)
Net income attributable to MAA	$44,284	$59,089	$30,866	$124,553	$82,916

MAA	November 6, 2013	Supplemental Data S-4

CURRENT PERIOD SAME STORE DETAILS

Dollars in thousands except Average Effective Rent per Unit and Average Total Revenue per Occupied Unit

SAME STORE CURRENT PERIOD ACTUALS As of September 30, 2013, unless otherwise noted

		Three Months Ended September 30, 2013
					Average	Average		Average
					Effective	Total Revenue	Average	Daily	Period End	Twelve
					Rent	per Occupied	Economic	Physical	Physical	Month
	Units	Revenue	Expense	NOI	per Unit	Unit	Occupancy	Occupancy	Occupancy	Turn Rate
Large Markets
Dallas, TX	4,560	$13,835	$5,857	$7,978	$930.12	$1,056.53	94.5%	95.7%	96.3%	58.5%
Jacksonville, FL	3,202	$8,972	$3,544	$5,428	$890.85	$982.43	92.8%	95.1%	96.3%	55.0%
Nashville, TN	2,779	$8,454	$3,166	$5,288	$935.69	$1,051.59	94.3%	96.4%	96.7%	59.7%
Atlanta, GA	2,109	$6,191	$2,493	$3,698	$891.93	$1,021.73	93.3%	95.8%	96.3%	51.6%
Houston, TX	2,281	$6,912	$3,087	$3,825	$926.15	$1,046.76	94.6%	96.5%	96.2%	60.8%
Raleigh/Durham, NC	1,549	$4,813	$1,708	$3,105	$962.66	$1,090.31	93.5%	95.0%	95.4%	53.7%
Austin, TX	1,776	$5,464	$2,457	$3,007	$923.56	$1,062.42	95.4%	96.5%	96.6%	56.9%
Phoenix, AZ	1,024	$2,622	$1,187	$1,435	$785.53	$916.86	90.9%	93.1%	94.0%	63.0%
Tampa, FL	1,552	$4,804	$2,025	$2,779	$938.82	$1,081.19	93.9%	95.4%	96.1%	48.8%
South Florida	480	$2,049	$804	$1,245	$1,406.92	$1,500.64	91.3%	94.8%	96.5%	51.3%
Orlando, FL	288	$707	$336	$371	$805.42	$872.88	91.4%	93.7%	94.1%	53.1%
Large Markets Total	21,600	$64,823	$26,664	$38,159	$925.36	$1,046.13	93.8%	95.6%	96.2%	56.5%

Secondary Markets
Memphis, TN	3,305	$8,147	$3,867	$4,280	$767.66	$863.76	92.5%	95.1%	96.9%	55.0%
Greenville, SC	1,748	$4,037	$1,684	$2,353	$697.67	$804.92	93.5%	95.6%	96.6%	57.2%
Little Rock, AR	1,056	$2,741	$1,084	$1,657	$813.52	$908.44	93.2%	95.3%	97.6%	50.3%
Savannah, GA	782	$2,320	$864	$1,456	$943.35	$1,045.22	92.4%	94.6%	94.4%	62.5%
Jackson, MS	1,241	$3,293	$1,273	$2,020	$812.05	$922.83	93.5%	95.9%	97.2%	55.9%
Lexington, KY	924	$2,336	$902	$1,434	$805.90	$883.37	93.2%	95.4%	96.1%	55.0%
Columbus, GA	1,008	$2,597	$1,096	$1,501	$816.68	$928.07	88.6%	92.5%	95.1%	68.8%
San Antonio, TX	740	$2,171	$1,038	$1,133	$912.07	$1,018.42	93.8%	96.0%	96.8%	75.4%
Birmingham, AL	440	$1,434	$521	$913	$1,023.36	$1,131.81	92.1%	96.0%	96.6%	57.7%
Charleston, SC	488	$1,640	$615	$1,025	$1,011.75	$1,163.09	94.5%	96.3%	95.5%	69.7%
Chattanooga, TN	943	$2,360	$1,044	$1,316	$743.84	$875.23	93.8%	95.3%	95.7%	57.2%
Richmond, VA	300	$1,172	$332	$840	$1,255.74	$1,358.58	94.4%	95.8%	95.7%	60.3%
Fredericksburg, VA	232	$988	$305	$683	$1,315.72	$1,477.53	94.5%	96.0%	96.6%	53.9%
Gainesville, FL	468	$1,422	$584	$838	$959.19	$1,033.35	95.7%	98.0%	97.4%	41.5%
Jackson, TN	665	$1,476	$720	$756	$700.47	$789.95	91.5%	93.7%	95.5%	63.9%
Columbia, SC	576	$1,451	$721	$730	$748.16	$880.07	90.9%	95.4%	97.4%	60.9%
Augusta, GA/Aiken, SC	640	$1,528	$681	$847	$723.31	$838.54	93.0%	94.9%	94.8%	67.5%
Huntsville, AL	544	$1,296	$633	$663	$724.25	$841.59	91.1%	94.4%	97.6%	57.9%
Warner Robins, GA	504	$1,226	$486	$740	$729.88	$859.93	90.2%	94.3%	97.8%	61.5%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1,710	$4,368	$1,786	$2,582	$792.95	$894.96	92.8%	95.1%	96.5%	60.2%
Kentucky	624	$1,513	$552	$961	$783.96	$848.95	92.8%	95.2%	95.2%	55.8%
Georgia	400	$898	$438	$460	$729.45	$818.21	85.9%	91.5%	92.5%	51.8%
Virginia	296	$919	$347	$572	$923.80	$1,074.10	92.1%	96.4%	98.6%	68.2%
Alabama	208	$530	$219	$311	$789.88	$883.27	92.5%	96.1%	96.2%	53.4%
North Carolina	240	$481	$203	$278	$598.68	$692.86	94.6%	96.5%	97.1%	59.6%
Secondary Markets Total	20,082	$52,344	$21,995	$30,349	$807.70	$913.12	92.6%	95.2%	96.4%	58.7%

Total Same Store	41,682	$117,167	$48,659	$68,508	$868.67	$982.21	93.3%	95.4%	96.3%	57.6%

MAA	November 6, 2013	Supplemental Data S-5

SAME STORE GROWTH DETAILS

SAME STORE PERCENT CHANGE TO THREE MONTHS ENDED SEPTEMBER 30, 2013

FROM THREE MONTHS ENDED JUNE 30, 2013 (PRIOR QUARTER) AND THREE MONTHS ENDED SEPTEMBER 30, 2012 (PRIOR YEAR)

							Quarterly Average		Period End
	Revenue		Expense		NOI		Effective Rent		Physical Occupancy
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	2.8%	5.4%	5.6%	1.0%	0.8%	9.0%	1.9%	5.3%	0.5%	-0.1%
Jacksonville, FL	0.8%	4.0%	3.0%	3.3%	-0.6%	4.4%	1.0%	4.3%	-0.1%	-1.0%
Nashville, TN	2.2%	5.9%	2.4%	-1.3%	2.0%	10.8%	2.4%	6.4%	-0.7%	0.3%
Atlanta, GA	1.8%	5.8%	2.8%	1.7%	1.2%	8.7%	2.4%	4.3%	0.0%	1.0%
Houston, TX	2.2%	6.2%	1.3%	6.7%	2.9%	5.8%	2.3%	6.1%	-0.3%	1.0%
Raleigh/Durham, NC	1.5%	4.1%	3.8%	2.5%	0.2%	5.0%	1.6%	3.7%	-0.3%	-0.4%
Austin, TX	1.8%	6.6%	0.2%	6.4%	3.1%	6.7%	2.1%	6.9%	0.0%	-0.9%
Phoenix, AZ	-1.0%	1.5%	-0.7%	3.2%	-1.2%	0.1%	-0.2%	1.7%	-0.2%	-0.6%
Tampa, FL	0.8%	4.0%	2.5%	-0.2%	-0.4%	7.4%	0.7%	3.5%	-0.7%	0.6%
South Florida	0.8%	3.6%	-3.4%	1.4%	3.8%	5.1%	0.0%	2.6%	2.5%	0.7%
Orlando, FL	3.7%	3.5%	20.4%	23.5%	-7.9%	-9.7%	1.7%	4.5%	1.0%	-3.1%
Large Markets Total	1.7%	5.0%	2.8%	2.5%	1.0%	6.9%	1.7%	4.9%	0.0%	0.0%

Secondary Markets
Memphis, TN	0.3%	1.9%	16.5%	11.5%	-11.0%	-5.4%	-0.3%	0.5%	0.5%	1.2%
Greenville, SC	1.4%	5.5%	0.7%	-0.6%	1.8%	10.4%	1.2%	3.7%	0.4%	0.5%
Little Rock, AR	2.2%	2.2%	5.4%	3.5%	0.2%	1.3%	-1.5%	-0.4%	2.5%	1.0%
Savannah, GA	1.6%	3.0%	4.1%	5.5%	0.1%	1.6%	1.8%	2.7%	-1.1%	-0.4%
Jackson, MS	0.4%	6.3%	3.9%	2.7%	-1.7%	8.7%	0.9%	4.0%	0.3%	2.0%
Lexington, KY	3.1%	4.2%	1.8%	-0.3%	3.9%	7.3%	2.2%	3.8%	-0.1%	0.2%
Columbus, GA	-1.7%	-3.3%	2.4%	-0.1%	-4.5%	-5.5%	-1.4%	-2.2%	3.5%	-0.5%
San Antonio, TX	-0.2%	2.5%	1.3%	18.2%	-1.5%	-8.7%	0.1%	-0.4%	0.7%	0.2%
Birmingham, AL	-1.1%	-0.1%	-9.7%	-19.5%	4.6%	15.7%	1.3%	-0.2%	-0.4%	3.4%
Charleston, SC	2.2%	4.5%	2.5%	5.7%	2.1%	3.9%	0.8%	2.0%	-2.0%	-1.6%
Chattanooga, TN	0.2%	2.2%	-6.0%	3.9%	5.7%	0.9%	0.6%	2.6%	-0.4%	-1.0%
Richmond, VA	2.3%	3.9%	1.5%	-0.6%	2.6%	5.8%	1.5%	2.7%	-1.3%	1.0%
Fredericksburg, VA	0.5%	2.8%	7.4%	4.8%	-2.3%	1.9%	-3.6%	-1.7%	0.5%	0.9%
Gainesville, FL	3.3%	6.0%	19.4%	36.8%	-5.6%	-8.3%	2.8%	3.7%	-0.9%	3.2%
Jackson, TN	0.3%	2.6%	4.3%	-4.8%	-3.3%	10.7%	0.9%	3.7%	1.4%	-1.3%
Columbia, SC	1.3%	2.6%	8.6%	7.9%	-5.1%	-2.1%	-1.0%	1.4%	2.6%	-0.2%
Augusta, GA/Aiken, SC	1.7%	0.9%	3.7%	0.4%	0.2%	1.3%	-0.6%	-0.4%	-0.5%	0.3%
Huntsville, AL	2.0%	6.6%	14.9%	12.8%	-7.8%	1.2%	-0.2%	1.6%	3.7%	5.9%
Warner Robins, GA	-0.9%	2.5%	3.8%	-1.2%	-3.8%	5.1%	-1.4%	-1.9%	0.8%	1.4%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	0.0%	4.3%	3.8%	0.8%	-2.5%	6.9%	1.7%	3.8%	0.3%	0.8%
Kentucky	1.4%	2.6%	10.6%	4.9%	-3.2%	1.4%	1.5%	4.1%	-0.2%	-1.9%
Georgia	-6.0%	-1.9%	14.4%	-1.6%	-19.6%	-2.1%	-0.5%	0.0%	-5.3%	-0.8%
Virginia	3.6%	2.8%	7.1%	0.9%	1.6%	4.0%	-1.1%	1.3%	2.7%	-0.7%
Alabama	-0.4%	-0.6%	-4.4%	0.9%	2.6%	-1.6%	1.0%	1.3%	0.5%	-2.4%
North Carolina	4.6%	-0.4%	9.1%	2.5%	1.5%	-2.5%	3.1%	0.5%	2.5%	0.0%
Secondary Markets Total	0.7%	2.8%	5.7%	4.3%	-2.6%	1.8%	0.4%	1.6%	0.5%	0.6%

Total Same Store	1.3%	4.0%	4.1%	3.3%	-0.6%	4.6%	1.1%	3.4%	0.3%	0.3%

MAA	November 6, 2013	Supplemental Data S-6

SAME STORE YEAR TO DATE

Dollars in thousands except Average Effective Rent

SAME STORE YEAR TO DATE ACTUALS As of September 30, 2013, unless otherwise noted

						Percent Change From
		Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012
					Average				Average
					Effective				Effective
	Units	Revenue	Expense	NOI	Rent	Revenue	Expense	NOI	Rent
Large Markets
Dallas, TX	4,560	$40,651	$16,869	$23,782	$914.77	5.6%	0.8%	9.3%	5.5%
Jacksonville, FL	3,202	$26,676	$10,271	$16,405	$880.09	4.7%	1.3%	7.0%	4.2%
Nashville, TN	2,779	$24,776	$9,147	$15,629	$916.36	6.2%	0.2%	10.0%	7.0%
Atlanta, GA	2,109	$18,147	$7,375	$10,772	$876.39	4.1%	3.5%	4.5%	4.0%
Houston, TX	2,281	$20,312	$9,025	$11,287	$907.43	6.6%	4.5%	8.4%	6.1%
Raleigh/Durham, NC	1,549	$14,258	$4,939	$9,319	$947.02	5.8%	1.8%	8.0%	4.8%
Austin, TX	1,776	$16,107	$7,247	$8,860	$904.79	8.6%	6.7%	10.1%	7.3%
Phoenix, AZ	1,024	$7,914	$3,491	$4,423	$786.93	3.0%	2.5%	3.5%	2.4%
Tampa, FL	1,552	$14,265	$5,909	$8,356	$930.35	4.2%	0.3%	7.2%	4.1%
South Florida	480	$6,068	$2,393	$3,675	$1,401.05	2.3%	6.6%	-0.3%	3.8%
Orlando, FL	288	$2,072	$873	$1,199	$794.62	1.0%	6.9%	-2.8%	4.8%
Large Markets Total	21,600	$191,246	$77,539	$113,707	$911.06	5.4%	2.3%	7.6%	5.2%

Secondary Markets
Memphis, TN	3,305	$24,406	$10,806	$13,600	$766.73	2.2%	2.5%	1.9%	2.0%
Greenville, SC	1,748	$11,919	$4,977	$6,942	$688.32	5.6%	1.2%	9.0%	4.5%
Little Rock, AR	1,056	$8,114	$3,147	$4,967	$820.79	1.9%	4.4%	0.4%	1.7%
Savannah, GA	782	$6,858	$2,468	$4,390	$930.34	3.1%	-1.4%	5.8%	3.5%
Jackson, MS	1,241	$9,762	$3,656	$6,106	$801.45	5.2%	2.0%	7.2%	3.7%
Lexington, KY	924	$6,828	$2,576	$4,252	$792.34	3.7%	-0.3%	6.2%	4.8%
Columbus, GA	1,008	$7,880	$3,190	$4,690	$826.25	-0.5%	0.0%	-0.8%	-0.4%
San Antonio, TX	740	$6,453	$2,913	$3,540	$907.48	3.2%	11.8%	-3.0%	0.2%
Birmingham, AL	440	$4,259	$1,655	$2,604	$1,005.88	0.1%	-4.0%	2.9%	-0.2%
Charleston, SC	488	$4,815	$1,757	$3,058	$1,004.42	4.5%	1.7%	6.1%	3.3%
Chattanooga, TN	943	$7,054	$3,122	$3,932	$739.11	3.7%	5.9%	2.1%	4.1%
Richmond, VA	300	$3,425	$992	$2,433	$1,239.42	5.0%	2.6%	6.0%	3.8%
Fredericksburg, VA	232	$2,936	$863	$2,073	$1,347.31	5.4%	6.3%	5.1%	3.4%
Gainesville, FL	468	$4,152	$1,564	$2,588	$938.48	4.8%	5.6%	4.4%	3.7%
Jackson, TN	665	$4,403	$2,098	$2,305	$692.88	3.3%	-1.1%	7.6%	3.9%
Columbia, SC	576	$4,287	$2,058	$2,229	$747.86	3.5%	6.2%	1.0%	3.5%
Augusta, GA/Aiken, SC	640	$4,518	$1,974	$2,544	$724.26	0.6%	1.2%	0.1%	0.7%
Huntsville, AL	544	$3,849	$1,708	$2,141	$720.51	4.5%	7.0%	2.6%	2.5%
Warner Robins, GA	504	$3,712	$1,422	$2,290	$736.95	1.4%	-1.3%	3.1%	-0.1%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1,710	$12,999	$5,218	$7,781	$780.13	4.6%	0.8%	7.3%	3.7%
Kentucky	624	$4,486	$1,543	$2,943	$772.24	3.8%	0.4%	5.6%	5.1%
Georgia	400	$2,819	$1,191	$1,628	$730.11	3.6%	-3.7%	9.6%	1.5%
Virginia	296	$2,710	$994	$1,716	$926.97	2.3%	2.8%	2.1%	2.2%
Alabama	208	$1,589	$642	$947	$784.18	-1.2%	3.2%	-4.1%	1.2%
North Carolina	240	$1,417	$569	$848	$592.49	1.0%	-1.7%	2.9%	1.4%
Secondary Markets Total	20,082	$155,650	$63,103	$92,547	$802.81	3.2%	2.2%	3.9%	2.7%

Total Same Store	41,682	$346,896	$140,642	$206,254	$858.91	4.4%	2.3%	5.9%	4.1%

MAA	November 6, 2013	Supplemental Data S-7

EBITDA AND BALANCE SHEET RATIOS

Dollars in thousands

	Three Months
	Ended
	September 30,	Trailing
	2013	4 Quarters
Net income attributable to MAA	$44,284	$146,860
Depreciation and amortization	33,000	130,320
Interest expense	14,941	61,322
Loss on debt extinguishment	218	1,046
Amortization of deferred financing costs	820	3,368
Net casualty gain and other settlement proceeds	1	(473)
Depreciation of discontinued operations	110	2,961
Gain on sale of discontinued operations	(28,788)	(75,070)
EBITDA	64,586	270,334
Acquisition expense	-	506
Merger related expenses	5,561	11,298
Integration related expenses	35	35
Mark-to-market debt adjustments	(442)	(1,174)
Recurring EBITDA	$69,740	$280,999

	Three Months Ended
	September 30,
	2013		2012
Recurring EBITDA/Debt Service	4.19	x	4.13	x
Fixed Charge Coverage (1)	4.67	x	4.40	x
Total Debt/Total Capitalization (2)	40.1%		37.4%
Total Debt/Total Gross Assets	45.3%		45.1%
Total Net Debt (3)/Total Gross Assets	40.8%		44.7%
Total Net Debt (3)/Recurring EBITDA	5.98	x	6.96	x
Unencumbered Assets/Total Gross Assets	60.1%		51.1%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense and any preferred dividends.
(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.
(3)	Total Net Debt equals Total Debt less Cash and Cash Equivalents.

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (4)	BBB	Stable
Moody's Investors Service (5)	Baa2	Stable
Standard & Poor's Ratings Services (4)	BBB	Stable

(4)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.
(5)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

MAA	November 6, 2013	Supplemental Data S-8

DEBT AS OF SEPTEMBER 30, 2013

Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$691,817	3.6	4.9%
Conventional - Variable Rate - Capped (1)(2)	213,136	2.4	0.9%
Tax-free - Variable Rate - Capped (1)	89,217	2.9	0.9%
Total Secured Fixed or Hedged Rate Debt	994,170	3.3	3.7%
Conventional - Variable Rate	56,032	0.2	0.7%
Total Secured Debt	1,050,202	3.1	3.5%
Unsecured Debt
Fixed Rate or Swapped	460,000	6.4	3.8%
Variable Rate	350,000	0.1	1.3%
Total Unsecured Debt	810,000	3.7	2.7%
Total Debt	$1,860,202	3.4	3.2%

Total Fixed or Hedged Debt	$1,454,170	4.3	3.7%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.6% of SIFMA for tax-free caps.

(2)	Includes a $15 million mortgage with an embedded cap at a 7% all-in interest rate.

OTHER SUMMARIES

			Effective	Years to
		Percent of	Interest	Rate
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or swapped debt	$1,151,817	61.9%	4.4%	4.7
Capped debt	302,353	16.3%	0.9%	2.6
Floating (unhedged) debt	406,032	21.8%	1.2%	0.1
Total	$1,860,202	100.0%	3.2%	3.4

			Effective	Years to
		Percent of	Interest	Contract
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$810,000	43.5%	2.7%	5.3
Secured debt	1,050,202	56.5%	3.5%	4.8
Total	$1,860,202	100.0%	3.2%	5.0

	Total	Percent of	3Q13	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI	Total
Unencumbered gross assets	$2,471,605	60.1%	$46,023	56.8%
Encumbered gross assets	1,639,331	39.9%	34,955	43.2%
Total	$4,110,936	100.0%	$80,978	100.0%

MAA	November 6, 2013	Supplemental Data S-9

DEBT AS OF SEPTEMBER 30, 2013 continued

Dollars in thousands

OUTSTANDING BALANCES

				Average
	Available		Remaining	Years to
	Credit	Amount	Available	Contract
	Limit	Borrowed	Capacity	Maturity
Fannie Mae Credit Facilities	$453,938	$453,938	$-	6.1
Freddie Mac Credit Facilities	198,247	198,247	-	0.8
Other Secured Borrowings	398,017	398,017	-	5.4
Unsecured Credit Facility	498,637	350,000	148,637	3.9
Other Unsecured Debt	460,000	460,000	-	6.4
Term Loan	250,000	-	250,000	0.8
Total Debt	$2,258,839	$1,860,202	$398,637	5.0

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facility Amounts Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	Facility	Secured	Unsecured	Term Loan	Total
2013	$-	$-	$-	$-	$-	$-	$-
2014	17,936	198,247	-	34,460	-	-	250,643
2015	105,785	-	-	34,988	-	-	140,773
2016	80,000	-	-	15,200	-	-	95,200
2017	80,000	-	350,000	59,817	168,000	-	657,817
Thereafter	170,217	-	-	253,552	292,000	-	715,769
Total	$453,938	$198,247	$350,000	$398,017	$460,000	$-	$1,860,202

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2013	$-	$40,000	$40,000	4.8%	$-	$40,000
2014	34,460	144,000	178,460	5.1%	59,494	237,954
2015	34,988	75,000	109,988	5.6%	40,000	149,988
2016	-	-	-	-	104,480	104,480
2017	127,817	150,000	277,817	2.7%	65,511	343,328
Thereafter	545,552	-	545,552	4.7%	32,868	578,420
Total	$742,817	$409,000	$1,151,817	4.4%	$302,353	$1,454,170	4.3

MAA	November 6, 2013	Supplemental Data S-10

JOINT VENTURE OPERATIONS

Dollars in thousands

OPERATING DATA (MAA'S PRO-RATA SHARE)

	Three Months Ended,		Nine Months Ended,
	September 30,		September 30,
	2013	2012	2013	2012
Property revenues	$1,139	$1,683	$3,883	$5,509
Property operating expenses	524	831	1,752	2,700
Net Operating Income	615	852	2,131	2,809

Interest expense	290	447	1,003	1,444
Depreciation and amortization	255	444	919	1,444
Other	10	33	48	91
Total Other Expenses	555	924	1,970	2,979
Gain (loss) from real estate joint ventures	$60	$(72)	$161	$(170)

BALANCE SHEET DATA

	September 30,	December 31,
	2013	2012
Gross real estate assets	$86,545	$149,790
Accumulated depreciation	(8,578)	(17,354)
Real estate assets, net	77,967	132,436
Other assets	5,205	7,266
Total assets	83,172	139,702

Notes payable	68,994	106,081
Other liabilities	3,843	6,208
Total liabilities	72,837	112,289

Member's equity	10,335	27,413
Total liabilities and member's equity	$83,172	$139,702

MAA's investment in real estate joint venture	$3,237	$4,837
MAA's pro-rata share of joint venture debt	$22,996	$35,357
MAA's pro-rata share of joint venture gross real estate assets	$28,845	$49,925
Percent of MAA wholly owned gross real estate assets	1%	1%

COMMUNITY DATA (as of end of period)

	September 30,	December 31,
	2013	2012
Number of communities	4	6
Number of units	1,156	1,782

MAA	November 6, 2013	Supplemental Data S-11

UPDATED 2013 GUIDANCE

Excluding merger related expenses

COMBINED COMPANY

	Fourth Quarter 2013	Full Year 2013
Results:
Core FFO per Share - diluted	$1.09 to $1.19	$4.81 to $4.91
Midpoint	$1.14	$4.86
AFFO per Share - diluted	$0.98 to $1.08	$4.20 to $4.30

Estimated Average Diluted Shares / Units	79 to 79.5 million	53 to 53.5 million

Corporate Expenses:
General and administrative and property management expenses	$14.5 to $15.5 million	$41.5 to $42.5 million

Transaction/Investment Volume:
Acquisition Volume (wholly-owned)		$175 to $225 million
Disposition Volume (wholly-owned)		$131 million
Development Investment		$60 to $65 million

Debt:
Average Interest Rate		3.8% to 4.0%
Capitalized Interest		$1.75 to $2.25 million
Leverage (Total Net Debt/Total Gross Assets)		42% to 44%
Unencumbered Asset Pool (Percent of Total Gross Assets)		60% to 65%

LEGACY MAA

Full Year 2013
Same Store Communities:
Number of Units	41,682
Property Revenue Growth	4% to 4.5%
Property Operating Expense Growth	3% to 3.5%
Property NOI Growth	4.5% to 5.5%
Real Estate Tax Expense Growth	7.5% to 8%
Physical Occupancy	95% to 96%

LEGACY COLONIAL PROPERTIES TRUST

Fourth Quarter 2013
Portfolio:
Colonial Same Store Units	30,938
Colonial Same Store NOI	$52 to $54 million
Colonial Pro Forma Revenue Growth (1)	3.25% to 3.75%
Colonial Pro Forma Expense Growth (1)	4.75% to 5.25%
Colonial Pro Forma NOI Growth (1)	2.5% to 3%
Colonial Non-Same Store and Lease-Up Units (wholly-owned)	3,432
Colonial Non-Same Store and Lease-Up NOI (wholly-owned)	$7 to $7.5 million
Colonial Commercial Property NOI	$2 to $2.5 million

Debt:
Colonial Debt Balance at September 30, 2013	$1.677 billion
Colonial Average Interest Rate at September 30, 2013	5.0%
Mark-to-Market Adjustment at Merger	$90 to $91 million
Projected Amortization of Debt MTM	$7 to $7.5 million

(1) Year over year fourth quarter growth as if owned in both periods.

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

MAA	November 6, 2013	Supplemental Data S-12

UPDATED 2013 GUIDANCE

PRO FORMA CURRENT MULTIFAMILY DEVELOPMENTS (based on September 30, 2013 values)
Dollars in millions except Estimated Cost per Unit

		Total	Units	Cost	Estimated Cost
		Units	Delivered	to Date	to Complete	Total	Per Unit
Legacy MAA Developments
River's Walk	Charleston	270	174	$29.7	$3.8	$33.5	$124
220 Riverside	Jacksonville	294	-	$13.4	$27.1	$40.5	$138
		564	174	$43.1	$30.9	$74.0	$131

Legacy Colonial Properties Trust Developments
CR at South End	Charlotte	353	-	$45.0	$14.3	$59.3	$168
CG at Randal Lakes	Orlando	462	176	$43.1	$13.9	$57.0	$123
CG at Lake Mary Phase III	Orlando	132	-	$6.0	$10.1	$16.1	$122
CG at Bellevue Phase II	Nashville	220	-	$6.3	$23.8	$30.1	$137
		1,167	176	$100.4	$62.1	$162.5	$139

Total Current Multifamily Developments		1,731	350	$143.5	$93.0	$236.5	$137